EXHIBIT 10.18
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                                December 15, 2000



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[Name of Employee]

      You are executing this agreement because you have agreed to participate in the Exchange Applications, Inc. (the "Company") stock option exchange program. You hereby agree with the Company as follows:

      1. SURRENDER AND CANCELLATION OF STOCK OPTIONS. You are hereby surrendering all unexercised stock options evidenced by the stock option agreements listed on Schedule A attached hereto (the "Cancelled Options"). You agree that if the Company requests, you promptly will surrender to the Company the original stock option agreements governing such stock options. You represent to the Company that the stock options listed on Schedule A includes all stock options granted to you at any time on or after June 15, 2000. The information set forth on Schedule A with respect to the Cancelled Options is true and correct as of today's date.

      2. GRANT OF NEW STOCK OPTIONS. On June 18, 2001 (the "New Grant Date"), so long as you are still then employed by the Company, the Company will grant to you stock options to purchase the same number of shares of the Company's common stock surrendered by you under paragraph 1 above (the "New Options"). The exercise price per share of the New Options will be the fair value of the Company's common stock as of the close of business on the day immediately preceding the New Grant Date.

      Except as set forth below with respect to unvested "performance-based" options, the timetable for the vesting of the New Options will be identical to the vesting timetable for the Cancelled Options (so that you will be vested in your New Options, if granted, as you would have been under your Cancelled Options). New Options being issued in respect of Cancelled Options that were "performance-based" options, if granted, will be vested to the extent they were vested as of the date they became Cancelled Options and for those options that were not vested as of the date they became Cancelled Options will vest in ten equal quarterly installments on the last day of each calendar quarter, commencing June 30, 2001.

      YOU ACKNOWLEDGE AND UNDERSTAND THAT BY ENTERING INTO THIS AGREEMENT YOU HAVE IRREVOCABLY AND UNCONDITIONALLY (I) GIVEN UP ALL RIGHTS AND INTERESTS UNDER THE CANCELLED OPTIONS, AND (II) AGREED THAT, UNLESS YOU ARE EMPLOYED BY THE COMPANY ON JUNE 18, 2001, THE COMPANY SHALL HAVE NO OBLIGATION OF ANY KIND TO ISSUE OR GRANT TO YOU AND YOU WILL HAVE NO RIGHTS TO RECEIVE ANY NEW OPTIONS OR ANY OTHER RIGHTS OR CONSIDERATION IN RESPECT OF YOUR CANCELLED OPTIONS.
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                                       -2-



      3. RECLASSIFICATIONS OF COMMON STOCK; ADJUSTMENTS. In the event on or prior to the New Grant Date of any reclassification of or change to the Company's common stock, or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is a continuing corporation and which does not result in any reclassification or change of the Company's common stock), the number of shares of common stock or other securities under, and the exercise price under the New Options shall be appropriately and equitably adjusted to give effect to such event. In the event on or prior to the New Grant Date of any subdivision or combination of the Company's common stock the exercise price and the number of shares of the Company's common stock to be covered by the New Options, if and when granted to you, shall be appropriately and equitably adjusted to give effect to such event.

      4. DISCLAIMERS. This agreement (i) shall not be deemed a contract of employment and you shall continue to be an employee "at will," and (ii) shall not confer to you any rights upon your termination of employment by the Company.

      5. MISCELLANEOUS. This agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law). This agreement may be executed in counterparts (including by telecopier), each of which shall be an original and all of which taken together shall constitute one and the same agreement. This agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. Your rights under this agreement may not be transferred or assigned to any person or entity, by operation of law or otherwise.



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                                       -3-




      Please evidence your agreement by executing and returning a copy of this agreement to Exchange Applications, Inc., 89 South Street, Boston, MA 02111,
Attention: Ms. Kris Zaepfel, Telecopier Number: (617) 443-9143.



                                                 EXCHANGE APPLICATIONS, INC.


                                                 By: ________________________
                                                     Title:

Accepted and Agreed:



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Name:

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                                       -4-



                                   SCHEDULE A

                                       TO

                   OPTION EXCHANGE PROGRAM EXCHANGE AGREEMENT

                                CANCELLED OPTIONS




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   Date of                                                       Unexercised
Stock Option                                                 Options/Unexercised
  Agreement    Grant Date   Exercise Price   Options Granted    Vested Options
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